Exhibit 10.4

EXTENSION AGREEMENT

dated as of February 27, 2013

among

ZIPCAR VEHICLE FINANCING LLC,

ZIPCAR, INC.,

as Administrator, Servicer and Lessee

SHEFFIELD RECEIVABLES CORPORATION,

as Conduit Investor

and

BARCLAYS BANK PLC,

as Administrative Agent and as Funding Agent

and

SHEFFIELD RECEIVABLES CORPORATION,

as Conduit Committed Note Purchaser

EXTENSION AGREEMENT

THIS EXTENSION AGREEMENT (this “Agreement”), dated as of February 27, 2013, is entered into among ZIPCAR VEHICLE FINANCING LLC, a Delaware limited liability company (“ZVF”), ZIPCAR, INC., a Delaware corporation (“Zipcar”), SHEFFIELD RECEIVABLES CORPORATION, as a Conduit Investor, BARCLAYS BANK PLC, as Administrative Agent and a Funding Agent and SHEFFIELD RECEIVABLES CORPORATION as a Conduit Committed Note Purchaser.

RECITALS:

A. ZVF, Zipcar, the Conduit Investors, the Committed Note Purchasers, the Funding Agents and the Administrative Agent have previously entered into that certain Series 2011-1 Note Purchase Agreement, dated as of December 29, 2011 (as extended pursuant to that certain Extension Agreement, dated as of December 27, 2012, among the parties hereto, and as amended, supplemented, restated or otherwise modified from time to time in accordance with the terms thereof, the “Note Purchase Agreement”);

B. ZVF, as issuer, and Deutsche Bank Trust Company Americas, a New York banking corporation, as trustee (together with its successors in trust thereunder as provided in the Base Indenture referred to below, the “Trustee”) and as Securities Intermediary, have previously entered into that certain Amended and Restated Base Indenture, dated as of May 11, 2011 (as the same may be further amended, supplemented, restated or otherwise modified from time to time in accordance with the terms thereof, the “Base Indenture”), as supplemented by that certain Series 2011-1 Supplement (as amended, supplemented, restated or otherwise modified from time to time in accordance with the terms thereof, the “Series 2011-1 Supplement”) to the Base Indenture, pursuant to which ZVF issued a Series 2011-1 Variable Funding Car Sharing Asset Backed Note to the Funding Agent for the benefit of the Conduit Investor and the Committed Note Purchaser (the “Initial Series 2011-1 Notes” and together with any Additional Series 2011- 1 Notes, the “Series 2011-1 Notes”);

C. Contemporaneously with the execution and delivery of this Agreement, ZVF and the Trustee have entered into the Supplemental Indenture No. 2 to the Series 2011-1 Supplement, of even date herewith.

D. The undersigned desire to extend the Series 2011-1 Commitment Termination Date from February 28, 2013 to December 31, 2013.

NOW, THEREFORE, the parties hereto hereby agree as follows:

1. Definitions. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Note Purchase Agreement in accordance with Section 1.01 thereof.

2. Extension. Pursuant to definition thereof, the Series 2011-1 Commitment Termination Date is hereby extended to December 31, 2013.

3. Condition to Effectiveness. The extension of the Series 2011-1 Commitment Termination Date pursuant to paragraph 2 above shall be subject to the receipt by Barclays Bank PLC of the Extension Fee as defined and set forth in the fee letter of even date herewith.

4. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

5. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

6. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

[SIGNATURES ON FOLLOWING PAGES]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed and delivered as of the day and year first above written.

ZIPCAR VEHICLE FINANCING LLC

By:	/s/ Edward G. Goldfinger
	Name:	Edward G. Goldfinger
	Title:	Treasurer

ZIPCAR, INC., as Administrator, Servicer and Lessee

By:	/s/ Edward G. Goldfinger
	Name:	Edward G. Goldfinger
	Title:	Chief Financial Officer

[Extension Agreement (Series 2011-1)]

BARCLAYS BANK PLC, as Administrative Agent and Funding Agent

By:	/s/ Cory Wishengrad
	Name:	Cory Wishengrad
	Title:	Managing Director

SHEFFIELD RECEIVABLES CORPORATION, as Conduit Purchaser

By:	/s/ Janette Lieu
	Name:	Janette Lieu
	Title:	Director

SHEFFIELD RECEIVABLES CORPORATION, as Conduit Committed Note Purchaser

By:	/s/ Janette Lieu
	Name:	Janette Lieu
	Title:	Director

[Extension Agreement (Series 2011-1)]